Exhibit 10.1

AMENDMENT NO. 1 TO

AGREEMENT AND PLAN OF MERGER

THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER (this “Amendment”), is made and entered into as of May 6, 2015, by and among Targacept, Inc., a Delaware corporation (“Talos”), Talos Merger Sub, Inc., a Delaware corporation (the “Merger Sub”), and Catalyst Biosciences, Inc., a Delaware corporation (the “Company”). All capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement (as defined below).

RECITALS

WHEREAS, the Parties have entered into that certain Agreement and Plan of Merger, dated as of March 5, 2015 (the “Merger Agreement”), providing for, among other things, the merger of the Merger Sub with and into the Company, with the Company surviving as a wholly-owned subsidiary of Talos; and

WHEREAS, pursuant to Section 10.2 of the Merger Agreement, the Parties wish to amend the Merger Agreement as set forth in this Amendment for the purpose of extending the date on which either Party may terminate the Merger Agreement under Section 9.1(b) of the Merger Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, subject to the conditions set forth in the Merger Agreement, and intending to be legally bound hereby, the Parties agree as follows:

1. In Section 9.1(b) of the Merger Agreement, “July 31, 2015” is hereby replaced with “September 30, 2015”.

2. Representations and Warranties. Each Party represents and warrants to the other as follows: (a) such Party has all requisite corporate power and authority to enter into this Amendment; (b) the execution and delivery of this Amendment has been duly authorized by all necessary corporate action on the part of such Party; and (c) this Amendment has been duly executed and delivered by such Party and constitutes a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equitable principles.

3. References. All references to the Merger Agreement (including “hereof,” “herein,” “hereunder,” “hereby” and “this Agreement”) shall refer to the Merger Agreement as amended by this Amendment.

4. Effect on the Merger Agreement. Except as specifically amended by this Amendment, the Merger Agreement shall remain in full force and effect. This Amendment and the matters set forth herein shall be governed by the terms and conditions of the Merger Agreement, as amended hereby, which are incorporated by reference into this Amendment. Each Party agrees that the Merger Agreement, as amended by this Amendment, constitutes the complete and exclusive statement of the agreement between the Parties, and supersedes all prior proposals and understandings, oral and written, relating to the subject matter contained herein. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Merger Agreement, the terms and provisions of this Amendment shall govern.

5. Amendment. This Amendment shall not be amended, supplemented, modified or rescinded except in a writing signed by the Parties.

6. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of Delaware without regard for the conflicts of laws principles thereof that might otherwise refer construction or interpretation of this Amendment to the substantive law of another jurisdiction.

7. Counterparts. This Amendment may be executed in counterparts (which counterparts may be delivered by facsimile or other commonly used electronic means), each of which shall be considered one and the same agreement and shall become effective when all counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

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IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized, all as of the date first set forth above.

TARGACEPT, INC.

By:	/s/ Stephen Hill
Name:	Dr. Stephen A. Hill
Title:	President & CEO

TALOS MERGER SUB, INC.

By:	/s/ Patrick Rock
Name:	Patrick C. Rock
Title:	President

CATALYST BIOSCIENCES, INC.

By:	/s/ Nassim Usman
Name:	Nassim Usman, Ph.D.
Title:	CEO

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